UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11680 Great Oaks Way, Suite 350, Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 581-6843
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 28, 2011, SANUWAVE Health, Inc., a Nevada Corporation (the “Company”), announced its results of operations for the year ended December 31, 2010. A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information in this Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 28, 2011, issued by SANUWAVE Health, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.
By:	/s/ Christopher M. Cashman
	Name:	Christopher M. Cashman
	Title:	Chief Executive Officer and President
Dated: March 29, 2011